Concentration Risk	12 Months Ended
Dec. 31, 2014
Concentration Risk [Abstract]
Concentration Risk

(19)  Concentration Risk

Significant Supplier.  For the years ended December 31, 2014 and 2013, the Company’s U.S., U.K., and Canada operations purchased equipment from one supplier that accounted for 61.6% and 63.5%, respectively, of the Company’s total ATM purchases for those years.

Significant Vendors.  The Company obtains the cash to fill a substantial portion of its domestic Company-owned ATMs, and, in some cases, merchant-owned and managed services ATMs, from Bank of America, Elan, and Wells Fargo.  For the quarter ended December 31, 2014, the Company had an average of $1.9 billion in cash in its domestic ATMs, of which 30.4% was provided by Elan Financial Services; 30.3% was provided by Wells Fargo and 21.6% was provided by Bank of America. The Company’s existing vault cash rental agreements expire at various times through December 2017.  However, each provider has the right to demand the return of all or any portion of its cash at any time upon the occurrence of certain events beyond the Company’s control, including certain bankruptcy events of the Company or its subsidiaries, or a breach of the terms of the Company’s cash provider agreements.  Other key terms of the agreements include the requirement that the cash providers provide written notice of their intent not to renew.  Such notice provisions typically require a minimum of 180 to 360 days’ notice prior to the actual termination date.  If such notice is not received, then the contracts will typically automatically renew for an additional one-year period.  Additionally, the Company’s contract with one of its vault cash providers contains a provision that allows the provider to modify the pricing terms contained within the agreement at any time with 60 days prior written notice.  However, in the event both parties do not agree to the pricing modifications, then either party may provide 180 days prior written notice of its intent to terminate.  In the U.K., the Company obtains the majority of its vault cash from Santander, for which the existing vault cash rental agreement expires in December 2017.

In addition to the above, the Company had concentration risks in significant vendors for the provision of on-site maintenance services and armored courier services in the U.S. for the years ended December 31, 2014 and 2013.

Significant Customers.  For the years ended December 31, 2014 and 2013, the Company derived 31.4% and 40.8%, respectively, of its unaudited pro forma revenues from ATMs placed at the locations of its five largest merchants. The Company’s top five merchants (based on its total revenues) were 7-Eleven, Inc. (“7-Eleven”), CVS Caremark Corporation (“CVS”), Walgreen Co. (“Walgreens”), Speedway LLC (“Speedway”), and The Pantry, Inc. (“Pantry”) for the year ended December 31, 2014 and were 7-Eleven, CVS, Walgreens, Speedway, and Valero Energy Corporation for the year ended December 31, 2013. Unaudited pro forma revenues are the Company’s actual total revenues for 2014 and the pro forma effect of the acquisitions completed in each period.  7-Eleven in the United States, which represents the single largest merchant customer in the Company’s portfolio, comprised approximately 17.5% and 22.0% of the Company’s unaudited pro forma revenues for the years ended December 31, 2014 and 2013, respectively. Accordingly, a significant percentage of the Company’s future revenues and operating income will be dependent upon the successful continuation of its relationship with these merchants.